FREYR

FREYR BATTERY
412F, ROUTE D'ESCH
L-2086 LUXEMBOURG
GRAND DUCHY OF LUXEMBOURG

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until June 10, 2022, at 24.00 (midnight) Luxembourg time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FREY2022**

You may attend the meeting via the Internet solely for informative purposes. No voting will be allowed during the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until June 10, 2022, at 24.00 (midnight) Luxembourg time. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NO PHYSICAL MEETING
Due to the exceptional COVID-19 situation, the meeting will be held without any physical presence, as permitted by Luxembourg law. Attendance via video conference will be possible the day of the meeting solely for informative purposes. Shareholders will not be able to express their votes directly during the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87004-P76106 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FREYR BATTERY

1. Disclosure of conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended and article 15 of the Company's consolidated articles of association as at November 26, 2021.

The Board of Directors recommends you vote FOR Proposals 2 and 3:

	For	Against	Abstain
2. Approval of the allocation of 50,000 options to each director of the Company during the financial year ended on December 31, 2021 (Resolution I).	☐	☐	☐
3. Approval of the allocation of 50,000 options to each director of the Company during the financial year ending on December 31, 2022 (Resolution II).	☐	☐	☐

4. Presentation of the consolidated management report of the board of directors and of the report of the independent auditor of the Company in respect of the annual accounts and the consolidated financial statements for the financial year ended on December 31, 2021.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
5. Presentation and approval of the audited consolidated financial statements for the financial year ended on December 31, 2021 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) (Resolution III).	☐	☐	☐
6. Presentation and approval of the audited standalone annual accounts for the financial year ended on December 31, 2021 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) (Resolution IV).	☐	☐	☐
7. Allocation of the results for the financial year ended on December 31, 2021 (Resolution V).	☐	☐	☐
8. Vote on discharge of liability (quitus) of the members of the board of directors for the proper exercise of their mandate for and in connection with the financial year ended on December 31, 2021 (Resolution VI).	☐	☐	☐
9. Approval of the principle of a remuneration to be paid to the members of the board of directors and decision on the amounts of such remuneration, based on the recommendations from the compensation committee of the Company (Resolution VII).	☐	☐	☐
10. Renewal of the mandate of PricewaterhouseCoopers as independent auditor (réviseur d'entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022 (Resolution VIII).	☐	☐	☐
11. Renewal of the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022 (Resolution IX).	☐	☐	☐
12. Approval and ratification of the adoption and implementation of the principle of the 2021 Equity Incentive Plan (Resolution X).	☐	☐	☐
13. The delegation of powers (Resolution XI).	☐	☐	☐

	Abstain
If amendments or new resolutions are presented at the Annual General Meeting, I irrevocably give Mr. Torstein Dale Sjøtveit, chairperson and director of the Company, whom failing Mr. Oscar K. Brown, Chief Financial Officer of the Company, whom failing Mr. Are Lysnes Brautaset, Chief Legal Officer of the Company, with full power of substitution, the power to vote in my name and as he deems fit, unless I mark the box abstain.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Convening Notice of the Annual General Meeting of Shareholders is available at www.proxyvote.com.

A copy of the documentation related to the Annual General Meeting is available on the Company's website www.freyrbattery.com under "Investors" and then "Events Calendar". The undersigned, hereby acknowledges (i) receipt of the Convening Notice for the Annual General Meeting of the Company and (ii) that the Company's annual accounts and consolidated financial statements for the financial year ended 31, December 2021, the consolidated report of the board of directors of the Company, the independent auditor's report for the financial year ended December 31, 2021, the 2021 Equity Incentive Plan, the proxy card and the data protection notice have been made available at the above internet address, in advance of the execution of this proxy.

D87005-P76106

Annual General Meeting of Shareholders of
FREYR Battery
a public limited liability company (*société anonyme*) under the laws of Luxembourg
(the "Company")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL GENERAL MEETING

The undersigned, who is the holder of record of the shares of the Company, hereby acknowledges receipt of the Convening Notice for the Annual General Meeting and hereby appoints Mr. Torstein Dale Sjøtveit, chairperson and director of the Company, Mr. Oscar K. Brown, Chief Financial Officer of the Company, and Mr. Are Lysnes Brautaset, Chief Legal Officer of the Company, as proxies, each with full power of substitution, to individually represent and vote as designated on the reverse side, all the shares of the Company held of record by the undersigned on May 13, 2022, at 24.00 (midnight) Luxembourg time, at the Annual General Meeting to be held on June 15, 2022, at 3 p.m. (Luxembourg time), or any adjournment or postponement thereof.

Please indicate on the reverse side of this proxy card how these shares are to be voted. This proxy card must be marked, signed, dated and returned to Broadridge Financial Solutions, Inc. at the latest on June 10, 2022, at 24.00 (midnight) Luxembourg Time in order to be counted.

This proxy, when properly executed, will be voted in the manner directed herein. THE UNDERSIGNED HEREBY CERTIFIES BEING THE HOLDER OF RECORD OF THE SHARES OF THE COMPANY AS AT MAY 13, 2022, AT 24.00 (MIDNIGHT) LUXEMBOURG TIME AND AT THE DATE OF THE ANNUAL GENERAL MEETING, BEING JUNE 15, 2022. THIS PROXY WILL AUTOMATICALLY BE INVALIDATED IF THE UNDERSIGNED WAS NOT THE HOLDER OF RECORD OF THE REFERENCED ORDINARY SHARES OF THE COMPANY ON MAY 13, 2022, AT 24.00 (MIDNIGHT) LUXEMBOURG TIME.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE